FINANCIAL EXPENSES, NET (Tables)	12 Months Ended
Dec. 31, 2015
Interest Expense [Abstract]
Schedule Of Financial Expenses, Net
	Year ended December 31,
	2015	2014	2013
	US Dollars in thousands

Interest and exchange rate expenses on long-term loans	134	95	106
Expenses on short-term credit and bank charges	143	54	284
Effect of exchange rate differences on other expenses and net loss from derivative instruments	(59)	117	19
Other financing expenses (income), net	41	90	30

	259	356	439